EXHIBIT 21

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

Dana Corporation
4500 Dorr Street
Toledo, Ohio 43615

UNITED STATES

Dana Risk Management Services, Inc.	Ohio

Dana World Trade Corporation	Delaware

DTF Trucking, Inc.	Delaware

Expo Service Corporation	Delaware

GemStone Gasket Company	Delaware

Flight Operations, Inc.	Delaware

Results Unlimited, Inc.	Delaware

Dana International Finance Inc.	Delaware

Dana International Limited	Delaware

Krizman International, Inc.	Delaware

Reinz Wisconsin Gasket Co.	Delaware

Victor Reinz Valve Seals, L.L.C	Delaware

Wix Filtration Media Specialists, Inc.	Delaware

Wix-Helsa Company	Delaware

Dana Technology, Inc.	Michigan

DSA of America, Inc.	Michigan

Spicer Heavy Axle & Brake, Inc.	Michigan

Glacier Vandervell, Inc.	Michigan

Glacier Daido America, LLC	Ohio

Dandorr L.L.C	Delaware

Spicer Heavy Axle Holdings, Inc.	Michigan

Spicer Manufacturing, Inc.	Indiana

Spicer Technology, Inc.	Indiana

Spicer Axle, Inc.	Indiana

Spicer Driveshaft, Inc.	Ohio

Spicer Driveshaft Assembly, Inc.	Ohio

Spicer Driveshaft Manufacturing, Inc.	Ohio

Echlin Investment, Inc.	Delaware

Dana Investment GmbH	Germany

Dana Automotive Systems GmbH	Germany

Dana GmbH	Germany

Dana Holding GmbH	Germany

Reinz-Dichtungs GmbH & Co KG	Germany

Industrias Seloc Reinz S.A.	Spain

M. Friesen GmbH	Germany

Quinton Hazell Deutschland GmbH	Germany

Spicer Off-Highway GmbH	Germany

Dana (Deutschland) Grundstucksverwaltung GmbH	Germany

Spicer Gelenkwellenbau Verwaltungs GmbH	Germany

Thermoplast+Apparatebau GmbH	Germany

Spicer Gelenkwellenbau GmbH & CO KG	Germany

Sealed Power Europe GmbH	Germany

Dana Austria GmbH	Austria

DCC Leasing GmbH	Germany

Shannon Properties GmbH	Germany

Dana Asset Funding LLC	Delaware

Dana Realty Funding LLC	Delaware

Dana Automotive Aftermarket, Inc.	Delaware

Echlin Inc	Connecticut

American Electronic Components, Inc.	Indiana

Automotive Brake Company Inc.	Delaware

Brake Parts Inc.	Delaware

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

Friction Inc.	Delaware

Brake Systems, Inc.	Delaware

EPE, Inc.	California

Prattville Mfg., Inc.	Delaware

Hydraulics Inc.	Delaware

Automotive Controls Corp.	Connecticut

Auto Parts Acquisition Inc.	Delaware

Beck/Arnley Worldparts Corp.	Delaware

Brake Realty Inc.	Delaware

BWD Automotive Corporation	Delaware

Echlin-Ponce, Inc.	Delaware

Friction Materials, Inc.	Massachusetts

Iroquois Tool Systems, Inc.	Pennsylvania

Lipe Corporation	Delaware

Lipe Rollway Mexicana S.A. de C.V.	Mexico

Long USA Inc.	Delaware

Long Automotive Inc.	Texas

Long Cooling Systems Inc.	Delaware

Midland Brake, Inc.	Delaware

Pacer Industries, Inc.	Missouri

PAH Mexico Inc.	Delaware

W.M. Holding Company, Inc.	Delaware

Preferred Technical Group International, Inc.	Delaware

Preferred Technical Group, Inc.	Delaware

Multitec-PTG, Inc.	Delaware

Ristance Corporation	Indiana

Tekonsha Engineering Company	Michigan

Theodore Bargman Company	Michigan

United Brake Systems Inc.	Delaware

Engine Controls Distribution Services, Inc.	Delaware

Grupo Echlin Automotrices S.A. de C.V.	Mexico

Balatas American Brakebloks, S.A. de C.V.	Mexico

Producciones Automotrices, S.A. de C.V.	Mexico

Echlin Comercial, S.A. de C.V.	Mexico

Frenos Lusac, S.A. de C.V.	Mexico

Lusac Comfhia de Mexico, S.A. de C.V.	Mexico

Itapsa, S.A. de C.V.	Mexico

FTE Mexicana, S.A. de C.V.	Mexico

Inversiones Echlin S.A. de C.V.	Mexico

Echlin Mexicana, S.A. de C.V.	Mexico

Long de Mexico, S.A. de C.V.	Mexico

Candados Universales de Mexico, S.A. de C.V.	Mexico

Echlin Industrias de Mexico, S.A. de C.V.	Mexico

PTG Mexico, S. de R.L. de C.V.	Mexico

PTG Servicios, S. de R.L. de C.V.	Mexico

3125025 Canada Inc.	Canada

Brake Parts Canada Inc.	Canada

Long Manufacturing Ltd.	Canada

Echlin Dominicana, S.A.	Dominican Republic

Echlin Australia Pty. Ltd.	Australia

Kelray Australia Pty. Ltd.	Australia

P.J. Warneford Components	Australia

Warneford & Oldfield Pty. Limited	Australia

Dana South Africa (Proprietary) Limited	South Africa

MAG Brakes (Prop.) Limited	South Africa

Electron Seventeen (Prop.) Limited	South Africa

Insom Investments (Prop.) Limited	South Africa

J&H Marcus Manufacturing Company (Prop.) Ltd.	South Africa

Miclaric Investments (Prop.) Limited	South Africa

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

South African Engineering Company (Prop.) Limited	South Africa

South African Engineering Company (Natal) (Prop.) Limited	South Africa

Echlin China Limited (Hong Kong)	Hong Kong

Echlin Taiwan Ltd.	Taiwan

Dana UK Holding Limited	United Kingdom

Echlin (Southern) Holding Ltd. (Jersey)	United Kingdom

Dana Holdings Limited	United Kingdom

Dana Spicer Europe Ltd.	United Kingdom

Dana Bedford 4 Limited	United Kingdom

Dana Limited	United Kingdom

Dana Bedford 3 Limited	United Kingdom

Dana Bedford 5 Limited	United Kingdom

Dana Bedford 2 Limited	United Kingdom

Dana Bedford 1 Limited	United Kingdom

Superior Electric Engineering Services, Ltd.	United Kingdom

Dana Spicer Limited	United Kingdom

Dana Commercial Credit (UK) Limited	United Kingdom

Dana Capital Limited	United Kingdom

DCC (June) Limited	United Kingdom

DCC (September) Limited	United Kingdom

Stieber Formsprag Limited	United Kingdom

Echlin Holding (Deutschland) GmbH	Germany

FTE Automotive GmbH	Germany

Move Brems-Und Kupplungsschlauch	Germany

FTE Automotive Systems GmbH	Germany

Echlin Grundstucksverwaltung (Deutschland) GmbH	Germany

Echlin Investments (Netherlands) B.V.	Netherlands

Echlin Properties (Netherlands) BV	Netherlands

Echlin Argentina S.A.	Argentina

Echlin Do Brasil Industria e Comercio Ltda.	Brazil

Fanacif Products Argentina S.A.	Argentina

Echlin Uruguay	Uruguay

Fanacif S.A.	Uruguay

Arvis S.R.L.	Uruguay

Inversora Sabana, S.A.	Venezuela

Echlin de Venezuela C.A	Venezuela

Echlin de Colombia Ltda.	Colombia

Echlin Del Peru S.R. Ltda.	Peru

Finaciera Platwel S.A.	Venezuela

Diamond Financial Holdings, Inc.	Delaware

Findlay Properties, Inc.	Ohio

Ottawa Properties, Inc.	Michigan

Shannon Properties, Inc.	Delaware

First Shannon Realty of North Carolina, Inc.	North Carolina

Summey Building Systems, Inc.	North Carolina

Dana Credit Corporation	Delaware

DCC Project Finance Nine, Inc.	Delaware

Farnborough Properties Partners I Limited	Delaware

Farnborough Properties Company	United Kingdom

Farnborough Properties Partners II Limited	Delaware

Farnborough Properties Partners III Limited	Delaware

Farnborough Airport Properties Company	United Kingdom

Farnborough Aerospace Centre Management Limited	United Kingdom

Farnborough Properties Partners IV Limited	Delaware

Dana Commercial Credit Corporation	Delaware

Camotop Five Corporation	Delaware

CCD Air Ten, Inc.	Delaware

CCD Air Eleven, Inc.	Delaware

CCD Air Twelve, Inc.	Delaware

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

CCD Air Thirteen, Inc.	Delaware

CCD Air Fourteen, Inc.	Delaware

CCD Air Twenty, Inc.	Delaware

CCD Air Twenty-One, Inc.	Delaware

CCD Air Twenty-Two, Inc.	Delaware

CCD Air Twenty-Three, Inc.	Delaware

CCD Air Thirty, Inc.	Delaware

CCD Air Thirty-Two, Inc.	Delaware

CCD Air Thirty-Three, Inc.	Delaware

CCD Air Thirty-Four, Inc.	Delaware

CCD Air Thirty-Five, Inc.	Delaware

CCD Air Thirty-Six, Inc.	Delaware

CCD Air Thirty-Seven, Inc.	Delaware

CCD Air Thirty-Eight, Inc.	Delaware

CCD Air Thirty-Nine, Inc.	Delaware

CCD Air Forty, Inc.	Delaware

CCD Air Forty-One, Inc.	Delaware

Rochester FSC, Ltd.	Bermuda

CCD Air Forty-Two, Inc.	Delaware

CCD Air Forty-Four, Inc.	Delaware

CCD Air Forty-Eight, Inc.	Delaware

CCD Airway One, Inc.	Delaware

CCD Rail Two, Inc.	Delaware

CCD Rail Three, Inc.	Delaware

CCD Rail Five, Inc.	Delaware

Comprehensive Asset Services, Inc.	Delaware

Dana Business Credit Corporation	Delaware

Dana Commercial Finance Corporation	Delaware

Dana Fleet Leasing, Inc.	Delaware

DCC Company 102, Inc.	Delaware

DCC Franchise Services, Inc.	Delaware

DCC Project Finance One, Inc.	Delaware

DCC Project Finance Two, Inc.	Delaware

DCC Project Finance Three, Inc.	Delaware

DCC Linden, Inc.	Delaware

DCC Project Finance Four, Inc.	Delaware

DCC Project Finance Five, Inc.	Delaware

DCC Project Finance Six, Inc.	Delaware

DCC Project Finance Ten, Inc.	Delaware

DCC Project Finance Eleven, Inc.	Delaware

Washington 10 Gas Holdings, Inc.	Delaware

Washington 10 Storage Corporation	Delaware

DCC Project Finance Twelve, Inc.	Delaware

DCC Project Finance Thirteen, Inc.	Delaware

DCC Project Finance Fourteen, Inc.	Delaware

DCC Project Finance Eighteen, Inc.	Delaware

DCC Project Finance Twenty, Inc.	Delaware

DCC Servicing, Inc.	Delaware

DCL Holding Company, Inc.	Delaware

Camotop Two Corporation	Delaware

Reherc, Inc.	Delaware

Energy Credit Corporation	Delaware

Energy Services Credit Corporation	Delaware

Energy Services Nevada, Inc.	Delaware

GSP I Corporation	Oregon

Iron Rhino, Inc.	Delaware

Iron Rhino Construction Equipment, Inc.	Delaware

Iron Rhino Industrial Equipment, Inc.	Delaware

Iron Rhino Logistics, Inc.	Delaware

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

Iron Rhino Material Handling, Inc.	Delaware

Isom & Associates, Inc.	Delaware

JVPro One, Inc.	Delaware

Kodiak Energy, Inc.	Delaware

Leased Equipment, Inc.	Delaware

Lease Recovery, Inc.	Delaware

Midwest Housing Investments J.V., Inc.	Delaware

Potomac Leasing Company	Delaware

REBAC, Inc.	Delaware

Rebacker One, Inc.	Texas

REBNEC Three, Inc.	Delaware

REBNEC Five, Inc.	Delaware

REBNEC Nine, Inc.	Delaware

REBNEC Eleven, Inc.	Delaware

ReDade, Inc.	Delaware

Redison, Inc.	Delaware

REFIRST, Inc.	Delaware

REFREEZE, Inc.	Delaware

REHAT, Inc.	Delaware

RENAT, Inc.	Delaware

RENOVO One, Inc.	Delaware

Letovon Hammersmith Co.	United Kingdom

RENOVO Three, Inc.	Delaware

Letovon Heathrow Co.	United Kingdom

RENOVO Five, Inc.	Delaware

Letovon Waterloo Co.	United Kingdom

RENOVO Seven, Inc.	Delaware

RENOVO Nine, Inc.	Delaware

RENOVO Eleven, Inc.	Delaware

RENOVO Thirteen, Inc.	Delaware

Letovon Rosehill One Pty Limited	Australia

Letovon Rosehill Two Pty Limited	Australia

Letovon St. Kilda One Pty Limited	Australia

Letovon St. Kilda Two Pty Limited	Australia

RENOVO Fifteen, Inc.	Delaware

RENOVO Seventeen, Inc.	Delaware

ReSun, Inc.	Delaware

RETRAM, Inc.	Delaware

Seismiq, Inc.	Delaware

Shannon Health Care Realty, Inc.	Delaware

Shannon Health Properties, Inc.	Delaware

Shannon Property Management, Inc.	Delaware

RECONN, Inc.	Delaware

Shannon Supermarket Investors, Inc.	Delaware

Camotop One Corporation	Delaware

CCD Air Four, Inc.	Delaware

CCD Air Five, Inc.	Delaware

CCD Air Seven, Inc.	Delaware

CCD Air Eight, Inc.	Delaware

CCD Air Nine, Inc.	Delaware

CCD Air Forty-Three, Inc.	Delaware

CCD Air Forty-Seven, Inc.	Delaware

CCD Air Forty-Nine, Inc.	Delaware

CCD Airway Two, Inc.	Delaware

CCD Rail One, Inc.	Delaware

CCD Rail Four, Inc.	Delaware

DCC Project Finance Seven, Inc.	Delaware

DCC Project Finance Eight, Inc.	Delaware

DCC Project Finance Fifteen, Inc.	Delaware

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

DCC Project Finance Sixteen, Inc.	Delaware

DCC Project Finance Nineteen, Inc.	Delaware

DCC Spacecom Two, Inc.	Delaware

DCC Vendorcom, Inc.	Delaware

DLF Company 101, Inc.	Delaware

JVQ Capital One, Inc.	Delaware

Provicar, Inc.	Delaware

Rebaker Two, Inc.	Delaware

REBNEC One, Inc.	Delaware

REBNEC Two, Inc.	Delaware

REBNEC Four, Inc.	Delaware

REBNEC Six, Inc.	Delaware

REBNEC Ten, Inc.	Delaware

REBNEC Twelve, Inc.	Delaware

Recap, Inc.	Delaware

Rehold, Inc.	Delaware

RENOVO Two, Inc.	Delaware

RENOVO Four, Inc.	Delaware

RENOVO Six, Inc.	Delaware

RENOVO Eight, Inc.	Delaware

RENOVO Twelve, Inc.	Delaware

RERSEY, Inc.	Delaware

RESAMM, Inc.	Delaware

REVA, Inc.	Delaware

DCC Canada Inc.	Canada

Shannon Canada Inc.	Canada

Rock Energy Limited	Gibraltar

Five Star Piccadilly Limited	Jersey

Northavon Investments Limited	Jersey

Letovon Packs Limited	Jersey

Letovon Tower Hill Limited	Jersey

Sibi Packs Limited	Jersey

Tecnologia de Mocion Controlada S.A. de C.V.	Mexico

Dana Heavy Axle Mexico S.A. de C.V.	Mexico

Wrenford Insurance Company Limited	Bermuda

Dana Canada, Inc.	Canada

Dana Foreign Sales Corporation	U.S. Virgin Islands

Dana Australia (Holdings) Pty. Ltd.	Australia

Dana Australia Pty. Ltd.	Australia

Spicer Axle Structural Components Australia Pty. Ltd.	Australia

Spicer Axle Australia Pty Ltd.	Australia

Dana Australia Trading Pty. Ltd.	Australia

Dana New Zealand, Ltd.	New Zealand

Gearmax (Pty) Ltd.	South Africa

Dana Hong Kong Limited	Hong Kong

Kentning Industries Limited	Hong Kong

P.T. Spicer Indonesia	Indonesia

PT Spicer Axle Indonesia	Indonesia

Dana Japan, Ltd.	Japan

Dana Korea Co. Ltd.	Korea

Dana Asia Pacific (Malaysia) Sdn. Bhd	Malaysia

Spicer Philippines Manufacturing Co.	Philippines

Dana Asia (Singapore) Pte. Ltd.	Singapore

R.O.C. Spicer Ltd.	Taiwan

Taiway Ltd.	Taiwan

ROC Spicer Investment Co. Ltd.	British Virgin Islands

Shenyang Spicer Driveshaft Corporation Limited	China

Fujian Spicer Drivetrain Systems Co., Ltd.	China

Dana Asia (Taiwan) APD Co., Ltd.	Taiwan

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

Dantean (Thailand) Company, Limited	Thailand

Parish Structural Products (Thailand) Limited	Thailand

Dana Spicer (Thailand) Limited	Thailand

Dana Belgium N.V	Belgium

Spicer Off-Highway Belgium N.V	Belgium

Warner Electric (Belgium) SA	Belgium

Dana UK Pension Scheme Limited	United Kingdom

Dana Manufacturing Group Pension Scheme Limited	United Kingdom

Dana UK Common Investment Fund Limited	United Kingdom

Echlin Europe Limited	United Kingdom

Quinton Hazell Plc	United Kingdom

Motaproducts Automotive Limited	United Kingdom

Supra Group Limited	United Kingdom

Commercial Ignition Limited	United Kingdom

TJ Filters Limited	United Kingdom

Quinton Hazell Automotive Limited	United Kingdom

Whiteley Rishworth Exports Ltd.	United Kingdom

Quinton Hazell Belgium SA	Belgium

Dana Automotive (Ireland) Limited	Ireland

Moprod (Ireland) Limited	Ireland

Quinton Hazell Limited	Ireland

Quinton Hazell Italia SpA	Italy

Quinton Hazell Nederland B.V	Netherlands

Quinton Hazell Polska Sp. zo.o	Poland

Quinton Hazell (Far East) Limited	Singapore

Quinton Hazel Espana S.A.	Spain

WH Components Limited	United Kingdom

Preferred Technical Group-CHA Limited	United Kingdom

Hobourn Automotive Limited	United Kingdom

SU Automotive Limited	United Kingdom

SU Pension Trustee Limited	United Kingdom

Hobourn Group Pension Trust Company Limited	United Kingdom

Automotive Motion Technology Limited	United Kingdom

Echlin Automotive Systems Limited	United Kingdom

Lipe Limited	United Kingdom

Driveline Specialist Limited	United Kingdom

Dana Automotive Limited	United Kingdom

Dana SAS	France

Perfect Circle Europe S.A.	France

Societe de Reconditionnement Industriel de Moteurs S.A.	France

Spicer France SarL	France

Sealed Power Europe S.A.	France

Glacier Vandervell SAS	France

Nobel Plastiques S.A.	France

Nobel Plastiques Climatisation S.A.	France

Nobel Plastiques Iberica S.A.	Spain

Quinton Hazell SarL	France

IP Marti SNC	France

Dana Finance S.A.	France

Spicer India Limited	India

Dana India Private Limited	India

Dana Italia, SpA	Italy

Spicer Italcardano SpA	Italy

Clark-Hurth Components S.A.R.L	France

D.E.H. Holdings SARL	Luxembourg

Dana Finance (Ireland) Limited	Ireland

Dana Europe Holdings B.V	Netherlands

Spicer Netherland B.V	Netherlands

Leguana Participations B.V	Netherlands

DANA CORPORATION
Consolidated Subsidiaries
As of December 31, 2001

Superior Electric Nederland B.V	Netherlands

Wix Filtron Sp. zo.o	Poland

Dana Automocion, S.A.	Spain

Sealed Power Europe S.L	Spain

Industrias Serva S.A.	Spain

Glaser Serva S.A.	Spain

Spicer Nordiska Kardan AB	Sweden

Dana Europe S.A.	Switzerland

Glacier Tribometal Slovakia a.s	Slovakia

Dana Holdings SRL	Argentina

Dana Argentina S.A.	Argentina

Dana San Juan S.A.	Argentina

Dana San Luis S.A.	Argentina

Farlock Argentina S.A.	Argentina

Cerro de los Médanos S.A.	Argentina

Transmissiones Homocineticas Argentina S.A.	Argentina

Spicer Ejes Pesados S.A.	Argentina

Dana Equipamentos Ltda.	Brazil

Dana-Albarus, S.A. Industrial E Comercio	Brazil

Pellegrino Industrial e Distribuidora de Autopecas Ltda.	Brazil

CIDAP-Industrial e Distribuidora de Autopecas Ltda.	Brazil

Albarus S.A. Comercial e Exportadora	Brazil

UBALI S.A.	Uruguay

Previalbarus Societe de Providencia	Brazil

Dana Industrial S.A.	Brazil

Suzuki Comercial Ltda.	Brazil

Dana Bahia Ltda.	Brazil

Warner Electric do Brasil Ltda.	Brazil

Cirane Industria e Comercio Ltda.	Brazil

Dana do Brasil Ltda.	Brazil

Dana Industrias Ltda.	Brazil

Industria De Ejes Y Transmissiones S.A.	Colombia

Transejes Transmissiones Homocineticas de Colombia S.A.	Colombia

Repsa S.A.	Colombia

Transejes C.D. Ltda.	Colombia

Transcar Ltda.	Colombia

Transmotor Ltda.	Colombia

Talesol S.A.	Uruguay

C.A. Danaven	Venezuela

Tuboauto, C.A	Venezuela

Tubos Venzolanos, C.A	Venezuela

T.S.P	Cayman Islands

Blenville, S.A.	Panama

Danaven Rubber Products, C.A	Venezuela

Distribuidora S.H.F., C.A	Venezuela

TRINASA, S.A.	Panama

Asesoramiento Contable y Administrativo, S.A.	Venezuela

Juntas Homocineticas Venzolanas	Venezuela

Embargues Automotrices, S.A.	Venezuela

MSP Ltd.	Cayman Islands

Axlecay Limited	Cayman Islands

JUNCAY	Cayman Islands

Metalmechanic Equipment Supply S.A.	Panama